UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2019

ETF Managers Group Commodity Trust I

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36851	36-4793446
(Commission File Number)	(IRS Employer Identification No.)

30 Maple Street - Suite 2 Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-6477

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are the audited (i) Statement of Financial Condition of ETF Managers Capital LLC (the “Company”), the commodity pool operator of ETF Managers Group Commodity Trust I, as of December 31, 2018 and 2017, (ii) Statement of Income and Comprehensive Income for the years ended December 31, 2018 and 2017, (iii) Statement of Changes in Member’s Capital for the years ended December 31, 2018 and 2017, Statement of Cash Flows for the years ended December 31, 2018 and 2017, and the related notes to such financial statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Audited Financial Statements of ETF Managers Capital LLC as of and for the years ended December 31, 2018 and 2017 and the notes related thereto. (Filed herewith.)

99.2	Consent of Independent Auditor. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETF Managers Group Commodity Trust I

By:	/s/ John A. Flanagan
Name:	John A. Flanagan
Title:	ETF Managers Capital LLC, sponsor of
ETF Managers Commodity Trust I
Chief Financial Officer

Dated: April 30, 2019